UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2002

                              GEOWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                      000-23926               94-2920371
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

        960 Atlantic Avenue, Alameda, California              94501
        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (510) 814-1660


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Items 1-4.  Not Applicable.

Item 5. Other Events.

     On January 29, 2002, Geoworks Corporation, a Delaware corporation (the "Registrant"), issued a press release announcing its financial results for the third fiscal quarter and nine months ended Dec. 31, 2001. The Registrant also announced plans to reorganize, streamline its operations and sell certain assets.

     The text of the press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The press release also contained cautionary statements identifying important factors that could cause actual results of the Registrant to differ materially from those described in any forward-looking statements of the Registrant made therein.

Items 6-9. Not Applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2002            Geoworks Corporation



                                  By: /s/Timothy J. Toppin
                                     ---------------------------------------
                                     Timothy J. Toppin
                                     Vice President, Chief Financial Officer
                                       and Secretary



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